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                                                                    Exhibit 24.2

                                    RPM, INC.

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of RPM, Inc., an Ohio corporation, which filed on January 18, 2002, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of securities (including debt securities, common shares, warrants, stock purchase contracts and stock purchase units) with a proposed maximum aggregate offering price of $300,000,000, of RPM, Inc., hereby constitutes and appoints Thomas C. Sullivan, James A. Karman, Frank C. Sullivan and P. Kelly Tompkins, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file any and all amendments, post-effective amendments, and exhibits related to the registration statement, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 23, 2002.


                                  By:     /s/ Max D. Amstutz
                                      -----------------------------------------
                                          Max D. Amstutz


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                                    RPM, INC.

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of RPM, Inc., an Ohio corporation, which filed on January 18, 2002, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of securities (including debt securities, common shares, warrants, stock purchase contracts and stock purchase units) with a proposed maximum aggregate offering price of $300,000,000, of RPM, Inc., hereby constitutes and appoints Thomas C. Sullivan, James A. Karman, Frank C. Sullivan and P. Kelly Tompkins, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file any and all amendments, post-effective amendments, and exhibits related to the registration statement, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 23, 2002.


                                      By:      /s/ Joseph P. Viviano
                                           ------------------------------------
                                               Joseph P. Viviano